UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Ticker Symbol: (TDVFX)

ANNUAL REPORT
September 30, 2014

Towle Deep Value Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	18
Supplemental Information	19
Expense Example	23

This report and the financial statements contained herein are provided for the general information of the shareholders of the Towle Deep Value Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.towlefund.com

October 2014

To Our Shareholders:

An unusual stillness and calm to U.S. equity markets came to an abrupt end toward the close of the third quarter. In our view, the increased volatility and sudden downturn, especially for cyclical, small cap stocks, relates to five distinct factors: (1) full to high equity valuations for many stocks as of August 31st, (2) slowing global economic growth forecasts, (3) anxiety over rising interest rates, (4) geopolitical concerns, and (5) a weakening high yield debt market. Price declines were most pronounced in our energy and industrial related investments.

While price fluctuations are worrisome for many, sell-offs create opportunity. “To generate high returns over the long haul, a strategy has to flop often enough to scare off the weak-kneed. Only by doing so can it generate good profits for those who are left. Today’s loss becomes the price of future gains. And those gains are reserved for people who can stick with a strategy.” (The Globe and Mail, November 2013)

For the six months ended September 30, 2014, the Towle Deep Value Fund (the “Fund”) produced a total return of -8.89% compared to a total return of -6.40% for the Russell 2000 Value and 6.42% for the S&P 500 Index.

For the 12 months ended September 30, 2014, the Fund produced a total return of 2.32% compared to a total return of 4.12% for the Russell 2000 Value and 19.73% for the S&P 500 Index.

From inception to date, the Fund has compounded capital at a 16.67% annualized rate of return compared to 14.71% for the Russell 2000 Value and 18.35% for the S&P 500 Index.

We continue to believe that the background for U.S. equity investing remains positive. Slow, consistent U.S. economic growth following the Great Recession underlies our view. Since the market low of March 9, 2009, highly unusual returns were driven by highly unusual conditions that, to some extent, continue with us today. In particular, three economic conditions, in conjunction with one another, have created an investor appetite for equities. Rapidly rising corporate profits, historically low interest rates, and low inflation have translated into a stock picker’s paradise.

Corporate profitability, as a percentage of Gross Domestic Product (GDP)1, turned dramatically upward in Spring 2009. (St. Louis Federal Reserve) Non-financial, U.S.-based corporations took defining actions and quickly led the world out of the fear and uncertainty of Fall 2008. Advancing profitability has driven stock prices up, and the five-year trend of increasing profits has remained in place.

Low interest rates typically propel capital from fixed income investments to equities, magnifying valuations. Historically low interest rates in the U.S. and around the world, in place since October 2008, fully support heightened stock prices.

1 – Gross Domestic Product (GDP) is the monetary value of all finished good and services produced within a country’s borders in a specific time period.

Low inflation provides a degree of integrity and consistency for all financial transactions utilizing a specific currency. The U.S. has demonstrated remarkably low inflation since the Great Recession. For the five year period 2009-2013, inflation averaged 1.6%, substantially less than the prior five year average (2004-2008) of 3.2%. The profound decline in demand for goods and services following the Great Recession set the stage for low inflation. Currently, real wage growth lingers and commodity prices weaken. The demand for goods and services is firm but not excessive. For now, neither cost-push nor demand-pull factors break the pattern of moderate inflation. Today’s restrained inflation leads to higher valuations or price-earnings ratios for equities.

At Towle & Co., we know not when the potent, complementary forces of advancing profitability, unprecedented low interest rates, and manageable inflation will fade. For now, the modestly expanding U.S. economy appears well-balanced, lacking the typical stress and strain that leads to economic dislocation and recession, but the impact of rising interest rates tops our list of concerns.

The Federal Reserve has indicated a continuing accommodative stance into 2015, but higher rates will likely come. Looking ahead, the upcoming increase in rates, to some level of normalization, seems to us to be the most serious threat to stock market returns. One must be expectant that this highly anticipated change in the cost of money will negatively influence the stock market. It is simply difficult to believe that the historic, unprecedented actions, taken by the Fed, will unwind without impacting equity prices.

Our response to today’s uncertainties is to remain steadfast in executing our time-tested, deep value investment discipline with the intention of remaining fully invested. As new opportunities arise, we will not hesitate to commit capital and to redeploy proceeds, fully expecting long-term benefits to accrue to our investors.

From our perspective, fully invested usually means holding 2-5% cash, but may be as high as 10-15% depending on market conditions. It is extremely difficult to time the “ins” and “outs” of stock market behavior. A recent Putnam Investments study reported that over the last 15 years if one was out of the market for just the 10 best days, you would have missed more than 75% of the total return for the period. (“Investor Education.” Putnam Investments. Q4 2013) A long-term view, measured in many years, ameliorates the clamor of short-term, stock market disruption.

While we strive at Towle & Co. to make effective investments, we recognize that others do the “real work” in managing and operating the companies in which we invest. We salute the thousands who work diligently on our behalf to get the job done, day-in and day-out.

The owners of Towle & Co., their families, and the employees of the firm maintain a significant investment in portfolios combined with or similar to client portfolios, including the Towle Deep Value Fund. We work diligently everyday, recognizing the importance of creating capital for the benefit of others.

Thank you for investing with us and for your continued confidence.

J. Ellwood Towle
Christopher D. Towle
Peter J. Lewis, CFA
James M. Shields, CFA
Wesley R. Tibbetts, CFA

Stock fund prices fluctuate and investors may lose principal value. Micro-cap, small-cap and mid-cap stocks involve greater risks, and they can fluctuate in price more than larger company stocks. Foreign investments present additional risk due to currency exchange rate fluctuations, economic developments, political instability, and other factors. The Fund is non-diversified which increases the risk that the value of the Fund could go down because of the poor performance of a single investment. A value oriented investing style may go in and out of favor which may cause the Fund to sometimes underperform other equity funds.

Instances of high double-digit returns are extraordinary and may not be repeated. The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The views in this shareholder letter were those of the Fund Managers as of the letter’s publication date and may not reflect their views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Towle Deep Value Fund
FUND PERFORMANCE at September 30, 2014 (Unaudited)

This graph compares a hypothetical $50,000 investment in the Fund, made at its inception, with a similar investment in the Russell 2000 Value Index. The value of the Russell 2000 Value Index on October 28, 2011 is used as the beginning value on October 31, 2011. Results include reinvestment of all dividends and capital gains.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. This Index does not reflect expenses, fees or sales charge, which would lower performance. The Index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of September 30, 2014	1 Year	Since Inception (10/31/11)
Towle Deep Value Fund	2.32%	16.67%
Russell 2000 Value Index	4.12%	14.71%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling 1-888-99TOWLE (888-998-6953).

Instances of high double-digit returns are extraordinary and may not be repeated. The recent growth rate in the stock market has helped produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Gross and net expense ratios for the Fund were 2.14% and 1.20% which were the amounts stated in the current prospectus as of the date of this report. The Fund's advisor has contractually agreed to waive its fees and/or absorb expenses. In the absence of such waivers, the Fund's returns would have been lower. The contractual fee waivers are in effect until January 31, 2015.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Towle Deep Value Fund
SCHEDULE OF INVESTMENTS
As of September 30, 2014

Number of Shares		Value

	COMMON STOCKS – 98.1%
	BASIC MATERIALS – 0.9%
22,720	Steel Dynamics, Inc.	$513,699

	CONSUMER, CYCLICAL – 25.7%
39,070	Commercial Vehicle Group, Inc.*	241,453
123,400	Goodyear Tire & Rubber Co.	2,786,989
251,510	Hawaiian Holdings, Inc.*	3,382,809
72,780	Ingram Micro, Inc. - Class A*	1,878,452
222,890	Meritor, Inc.*	2,418,356
39,970	Navistar International Corp.*	1,315,413
178,990	SkyWest, Inc.	1,392,542
144,000	Titan Machinery, Inc.*	1,870,560
		15,286,574
	CONSUMER, NON-CYCLICAL – 8.3%
121,640	Chiquita Brands International, Inc.*	1,727,288
76,270	PHH Corp.*	1,705,397
167,730	SUPERVALU, Inc.*	1,499,506
		4,932,191
	ENERGY – 27.3%
641,260	Cal Dive International, Inc.*	622,022
95,650	Cloud Peak Energy, Inc.*	1,207,103
295,760	Paragon Offshore PLC*1	1,818,924
76,970	PBF Energy, Inc. - Class A	1,847,280
171,890	Peabody Energy Corp.	2,127,998
164,420	Renewable Energy Group, Inc.*	1,668,863
163,190	Swift Energy Co.*	1,566,624
47,300	Tesoro Corp.	2,884,354
53,580	Valero Energy Corp.	2,479,147
		16,222,315
	FINANCIAL – 8.2%
35,515	Argo Group International Holdings Ltd.1	1,786,760
45,380	CNA Financial Corp.	1,725,801
22,230	Hanover Insurance Group, Inc.	1,365,367
		4,877,928
	INDUSTRIAL – 23.5%
217,830	Aegean Marine Petroleum Network, Inc.1	1,997,501
225,850	Air Transport Services Group, Inc.*	1,644,188
89,360	Atlas Air Worldwide Holdings, Inc.*	2,950,667
247,320	Flextronics International Ltd.*1	2,552,343
130,200	General Cable Corp.	1,963,416
115,950	Sanmina Corp.*	2,418,717

Towle Deep Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIAL (Continued)
39,990	Star Bulk Carriers Corp.*1	$440,690
		13,967,522
	TECHNOLOGY – 4.2%
105,420	Unisys Corp.*	2,467,882

	TOTAL COMMON STOCKS (Cost $56,351,186)	58,268,111

Principal Amount

	SHORT-TERM INVESTMENTS – 2.0%
$1,168,699	UMB Money Market Fiduciary, 0.01%2	1,168,699

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,168,699)	1,168,699

	TOTAL INVESTMENTS – 100.1% (Cost $57,519,885)	59,436,810
	Liabilities in Excess of Other Assets – (0.1)%	(64,832)

	TOTAL NET ASSETS – 100.0%	$59,371,978

PLC – Public Limited Company

*	Non-income producing security.
1	Foreign security denominated in U.S. Dollars.
2	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
SUMMARY OF INVESTMENTS
As of September 30, 2014

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Energy	27.3%
Consumer, Cyclical	25.7%
Industrial	23.5%
Consumer, Non-cyclical	8.3%
Financial	8.2%
Technology	4.2%
Basic Materials	0.9%
Total Common Stocks	98.1%
Short-Term Investments	2.0%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2014

Assets:
Investments, at value (cost $57,519,885)	$59,436,810
Receivables:
Fund shares sold	13,949
Dividends and interest	9,793
Prepaid expenses	16,322
Total assets	59,476,874

Liabilities:
Payables:
Fund shares redeemed	3,164
Advisory fees	43,581
Shareholder servicing fees (Note 7)	8,098
Auditing fees	16,760
Transfer agent fees and expenses	7,402
Fund accounting fees	6,630
Fund administration fees	4,928
Chief Compliance Officer fees	1,528
Trustee' fees and expenses	922
Accrued other expenses	11,883
Total liabilities	104,896

Net Assets	$59,371,978

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$55,511,825
Accumulated net investment loss	(118,409)
Accumulated net realized gain on investments	2,061,637
Net unrealized appreciation on investments	1,916,925
Net Assets	$59,371,978

Number of shares issued and outstanding	3,966,752
Net asset value per share	$14.97

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2014

Investment Income:
Dividends	$417,206
Interest	398
Total investment income	417,604

Expenses:
Advisory fees	416,867
Administration fees	55,588
Shareholder servicing fees (Note 7)	39,819
Transfer agent fees and expenses	37,996
Fund accounting fees	37,622
Registration fees	27,799
Auditing fees	16,751
Custody fees	16,312
Legal fees	15,001
Shareholder reporting fees	11,520
Chief Compliance Officer fees	10,001
Miscellaneous	4,435
Trustees' fees and expenses	3,801
Insurance fees	1,212
Total expenses	694,724
Advisory fees waived	(61,508)
Net expenses	633,216
Net investment loss	(215,612)

Realized and Unrealized Loss on Investments:
Net realized gain on investments	3,027,211
Net change in unrealized appreciation/depreciation on investments	(3,522,951)
Net realized and unrealized loss on investments	(495,740)

Net Decrease in Net Assets from Operations	$(711,352)

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(215,612)		$(18,731)
Net realized gain on investments	3,027,211		1,151,331
Net change in unrealized appreciation/depreciation
on investments	(3,522,951)		5,138,335
Net increase (decrease) in net assets resulting from operations	(711,352)		6,270,935

Distributions to Shareholders:
From net investment income	−		(4,618)
From net realized gains	(1,971,757)		(5,321)
Total distributions to shareholders	(1,971,757)		(9,939)

Capital Transactions:
Net proceeds from shares sold	28,880,735		27,517,833
Reinvestment of distributions	1,952,444		9,940
Cost of shares redeemed1	(7,925,035)		(1,021,901)
Net increase in net assets from capital transactions	22,908,144		26,505,872

Total increase in net assets	20,225,035		32,766,868

Net Assets:
Beginning of period	39,146,943		6,380,075
End of period	$59,371,978		$39,146,943

Accumulated net investment income (loss)	$(118,409)	$	−

Capital Share Transactions:
Shares sold	1,782,717		1,996,721
Shares reinvested	127,611		931
Shares redeemed	(500,237)		(75,609)
Net increase in capital share transactions	1,410,091		1,922,043

1	Net of redemption fee proceeds of $5,696 and $1,043, respectively.

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Period October 31, 2011* through September 30, 2012

Net asset value, beginning of period	$15.31	$10.05	$10.00
Income from Investment Operations:
Net investment income (loss)1	(0.07)	(0.02)	-	2
Net realized and unrealized gain on investments	0.44	5.30	0.05
Total from investment operations	0.37	5.28	0.05
Less Distributions:
From net investment income	-	(0.01)	-
From net realized gains	(0.71)	(0.01)	-
Total distributions	(0.71)	(0.02)	-

Net asset value, end of period	$14.97	$15.31	$10.05

Total return3	2.32%	52.55%	0.50	%4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$59,372	$39,147	$6,380

Ratio of expenses to average net assets:
Before fees waived	1.32%	2.14%	5.13	%5
After fees waived	1.20%	1.20%	1.20	%5
Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.53)%	(1.05)%	(3.93	)%5
After fees waived	(0.41)%	(0.11)%	0.00	%5
Portfolio turnover rate	23%	43%	34	%4

*	Commencement of operations.
1	Based on average shares outstanding during the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

Note 1 – Organization
Towle Deep Value Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on October 31, 2011.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2014

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. For the year ended September 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Towle & Co. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.79% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses to 1.20% of the Fund's average daily net assets. This agreement is effective until January 31, 2015, and may be terminated by the Trust’s Board of Trustees.

For the year ended September 30, 2014, the Advisor waived advisory fees of $61,508. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they are waived. The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At September 30, 2014, the amount of these potentially receivable expenses was $396,764. The Advisor may recapture all or a portion of this amount no later than September 30 of the years stated below:

2015	$177,599
2016	157,657
2017	61,508

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2014

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended September 30, 2014, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC will provide Chief Compliance Officer (“CCO”) services to the Trust. Prior to October 2014, Cipperman & Co. provided CCO services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended September 30, 2014, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At September 30, 2014, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$57,557,280

Gross unrealized appreciation	8,180,985
Gross unrealized depreciation	(6,301,455)

Net unrealized appreciation	$1,879,530

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2014, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ 179	$ 97,203	$ (97,382)

As of September 30, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	2,099,032
Accumulated earnings	2,099,032

Accumulated capital and other losses	(118,409)
Unrealized appreciation on investments	1,879,530
Total accumulated earnings	$3,860,153

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2014

The tax character of distributions paid during the fiscal years ended September 30, 2014 and September 30, 2013 were as follows:

Distribution paid from:	2014	2013
Ordinary income	$731,355	$9,939
Long-term capital gains	1,240,402	-
Total distributions paid	$1,971,757	$9,939

The Fund has $118,409 in qualified late-year losses, which are deferred until fiscal year 2015 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended September 30, 2014, the Fund received $5,696 in redemption fees.

Note 6 – Investment Transactions
For the year ended September 30, 2014, purchases and sales of investments, excluding short-term investments, were $35,193,890 and $11,166,868, respectively.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended September 30, 2014, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2014

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of September 30, 2014, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$58,268,111	$-	$-	$58,268,111
Short-Term Investments	1,168,699	-	-	1,168,699
Total Investments	$59,436,810	$-	$-	$59,436,810

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major sector classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 10 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 11 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2014

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Towle Deep Value Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period October 31, 2011 (commencement of operations) to September 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Towle Deep Value Fund as of September 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period October 31, 2011 to September 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 26, 2014

Towle Deep Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

Qualified Dividend Income
For the year ended September 30, 2014, 96.17% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as qualified dividend income.

Corporate Dividends Received Deduction
For the year ended September 30, 2014, 90.04% of the dividends paid from net investment income, including short-term capital gains from the Fund (if any), is designated as dividends received deduction available to corporate shareholders.

Long-Term Capital Gain Designation
For Federal income tax purposes, the Fund designates long-term capital gain dividends of $1,240,402 for the year ended September 30, 2014.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-888-99TOWLE (888-998-6953). The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	77	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	77	None.
William H. Young a (born 1950) Trustee	Since November 2007	Retired (2014-present). Independent financial services consultant (1996-2014); Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 – present).	77	None.

Towle Deep Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Interested Trustees:
John P. Zader a‡ (born 1961) Trustee	Since November 2007	Retired (June 2014-present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant and co-administrator for the Fund, (2006-June 2014). President, Investment Managers Series Trust (December 2007-June 2014).	77	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-Administrator for the Fund (2006 – present).	77	Investment Managers Series Trust II, a registered investment company.
Officers of the Trust
Maureen Quill a (born 1963) President	Since June 2014	Chief Operating Officer (June 2014-present); Executive Vice-President, UMB Fund Services, Inc. (January 2007-June 2014). Vice-President, Investment Managers Series Trust (December 2013 – June 2014).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Martin Dziura b (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stratford Square, Boyerstown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Towle Deep Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At in-person meetings held on August 21, 2014, and September 23-24, 2014, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Towle & Co. (the “Investment Advisor”) with respect to the Towle Deep Value Fund series of the Trust (the “Fund”) for an additional one-year term. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the Russell 2000 Value Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Small Deep Value fund universe (the “Performance Universe”) for the one-year period ended June 30, 2014; reports comparing the investment advisory fees and total expenses of the Fund to those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Small Value fund universe (the “Expense Universe”); and information about the Investment Advisor’s policies and procedures, including its compliance manual and brokerage and trading procedures. The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and committee meetings. Before voting on the Advisory Agreement, the Independent Trustees met in a private session with counsel at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund. The Board noted that the materials they reviewed indicated that the total returns of the Fund for the one-year period were the second highest (of 23 funds) in its Performance Peer Group and the fifth highest (of 52 funds) in the Performance Universe, and exceeded the returns of the Russell 2000 Value Index.

The Board also considered the overall quality of services provided by Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure and compliance procedures. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of the Fund. With respect to the advisory fees paid by the Fund, the Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) were lower than the medians of the Fund’s Expense Peer Group and Expense Universe. The Board also considered that the investment advisory fee charged by the Investment Advisor to the Fund was lower than the fees it generally charged with respect to its separate account clients. In considering the total expenses paid by the Fund, the Board observed that the total expenses (net of fee waivers) were the same as the median expenses for the Expense Peer Group and 12 basis points higher than the median expenses for the Expense Universe. The Board noted, however, that the Fund’s asset size was significantly smaller than the average net assets of the funds in the Expense Universe. The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Towle Deep Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended June 30, 2014, noting that the Investment Advisor had waived a significant portion of its advisory fee, and determined that the level of profitability was reasonable. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, including research services made available to it by broker-dealers that provide execution services to the Fund, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Towle Deep Value Fund
EXPENSE EXAMPLE
For the Six Months Ended September 30, 2014 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 through September 30, 2014.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	4/1/14	9/30/14	4/1/14 – 9/30/14
Actual Performance	$1,000.00	$911.10	$5.75
Hypothetical (5% annual return before expenses)	1,000.00	1,019.05	6.08

*
Expenses are equal to the Fund’s annualized expense ratio of 1.20% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Towle Deep Value Fund
a series of the Investment Managers Series Trust

Investment Advisor
Towle & Co.
1610 Des Peres Road, Suite 250
St. Louis, MO 63131

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, MO 64106

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, CA 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Towle Deep Value Fund	TDVFX	461 418 360

Privacy Principles of the Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Towle Deep Value Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 1-888-99TOWLE (888-998-6953) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling 1-888-99TOWLE (888-998-6953) or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at 1-888-99TOWLE (888-998-6953). The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800- SEC-0330.

Towle Deep Value Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: 1-888-99TOWLE (888-998-6953)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-998-6953.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2014	FYE 9/30/2013
Audit Fees	$14,250	$13,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2014	FYE 9/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 9/30/2014	FYE 9/30/2013
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	12/11/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	12/11/2014

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	12/11/2014